UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 11, 2008

ENERGY TRANSFER EQUITY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

3738 Oak Lawn Avenue

Dallas, Texas 75219

(Address of principal executive offices, including zip code)

214-981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 11, 2008, Energy Transfer Equity, L.P. (the “Partnership”), issued a press release announcing the Partnership’s earnings for the four months ended December 31, 2007. A copy of this press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached exhibit shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01. Financial Statements and Exhibits.

(d) In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit No.	Description

99.1	Press release dated February 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY TRANSFER EQUITY, L.P.

By:	LE GP, LLC, its general partner

By:	/s/ John W. McReynolds
John W. McReynolds,
President and Chief Financial Officer

Dated: February 12, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 11, 2008.